Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes

13. Income Taxes

The provision for income taxes results in effective tax rates which are different than the federal income tax statutory rate. The provision (benefit) for income taxes for the years ended December 31, 2023 and 2022 were as follows, assuming a 21% federal effective tax rate. The Company also has a state tax rate for Oregon of 6.6% for both the years ended December 31, 2023 and 2022.

The provision of income taxes for the years ended December 31, 2023 and 2022 were as follows:

(Dollars in thousands)	2023	2022
Expected federal income tax benefit	$(1,478)	$(3,190)
State income taxes after credits	(497)	(1,074)
Change in allowance	1,975	4,264
Total provision for income taxes	$-	$-

The components of the net deferred tax assets and liabilities as of December 31 consisted of the following:

(Dollars in thousands)	2023	2022
Deferred tax assets
Net operating loss carryforwards	$23,673	$21,325
Stock-based compensation	896	895
Total deferred tax assets	24,569	22,220

Deferred tax liability
Depreciation and amortization	(2,444)	(2,070)
Total deferred tax liability	(2,444)	(2,070)
Valuation Allowance	(22,125)	(20,150)
Net deferred tax assets	$-	$-

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

As of December 31, 2023, the Company has a cumulative net operating loss carryforward (“NOL”) of approximately $74 million, to offset against future income for federal and state tax purposes. These federal and state NOLs can be carried forward for 20 and 15 years, respectively. The federal NOLs begin to expire in 2034, and the state NOLs begin to expire in 2029. The utilization of the net operating loss carryforwards may be subject to substantial annual limitation due to ownership change provisions of the Internal Revenue Code of 1986 (as amended, the Internal Revenue Code) and similar state provisions. In general, if the Company experiences a greater than 50 percentage aggregate change in ownership of certain significant stockholders over a three-year period (a “Section 382 ownership change”), utilization of its pre-change NOL carryforwards are subject to an annual limitation under Section 382 of the Internal Revenue Code (and similar state laws). The annual limitation generally is determined by multiplying the value of the Company’s stock at the time of such ownership change (subject to certain adjustments) by the applicable long-term tax-exempt rate. Such limitations may result in expiration of a portion of the NOL carryforwards before utilization and may be substantial.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon generation of future taxable income during the periods in which those temporary differences become deductible. Due to the uncertainty of the realizability of the deferred tax assets, management has determined a full valuation allowance is appropriate.

Beeline Financial Holdings Inc [Member]
Income Taxes

NOTE 13 – INCOME TAXES

The Company maintains deferred tax assets and liabilities that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax assets (liabilities) at December 31, 2023 and 2022 consist of net operating loss carryforwards and differences in the book basis and tax basis of mortgage loans and intangible assets.

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income taxes for the years ended December 31, 2023 and 2022 were as follows:

Statutory Rate Reconciliation	2023		2022
Loss before taxes	$(2,288,942)	21.00%	$(2,215,970)	21.00%
Effect of permanent differences	4,820	-0.04%	(124,870)	1.18%
State taxes, net of federal benefit	(498,553)	4.57%	(510,933)	4.84%
Valuation Allowance	2,782,675	-25.53%	2,851,773	-27.03%
Total	$0	0.00%	$(0)	0.00%

The Company’s approximate net deferred tax assets as of December 31, 2023 and 2022 were as follows:

Years Ended December 31,	2023	2022
Deferred Tax Asset:
Fixed Assets	$43,031	$43,031
NOL Carryforward	10,160,018	7,370,500
Deferred Income Tax Assets	10,203,049	7,413,531

Deferred Tax Liabilities:
LHFS	(365,031)	(365,031)
Derivatives	(14,712)	(7,869)
Intangible Assets	(142,676)	(142,676)
Deferred Income Tax Liabilities	(522,419)	(515,576)

Valuation Allowance	(9,680,630)	(6,897,955)
Net Deferred Income Tax Asset/(Liability)	$-	$-

The gross operating loss carryforward was approximately $40,439,859 and $29,536,339 at December 31, 2023 and 2022, respectively. The Company provided a valuation allowance equal to the net deferred income tax assets for the years ended December 31, 2023, and 2022 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward and other deferred tax assets. The increase in the valuation allowance was $2,782,675 in 2023.

The potential tax benefit arising from the net operating loss carryforward of $10,160,018 can be carried forward indefinitely within the annual usage limitations.

Additionally, the future utilization of the net operating loss carryforward to offset future taxable income is subject to an annual limitation as a result of ownership or business changes that may occur in the future. The Company has not conducted a study to determine the limitations on the utilization of these net operating loss carryforwards. If necessary, the deferred tax assets will be reduced by any carryforward that may not be utilized or expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2021, 2022 and 2023 Corporate Income Tax Returns are subject to Internal Revenue Service examination.